Servicer's Certificate
(Pursuant to Section 3.9 of the
Pooling and Servicing Agreement,
Dated December 1, 1997)

Banc One Auto Grantor Trust 1997-B

Interest Period April 20, 2001 through May 20, 2001

Collection Period April 1, 2001 through April 30, 2001

The undersigned officer of Bank One, National Association, pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of her knowledge and belief that the attached information is true and correct.

Signed by:	/s/ Tracie H. Klein Tracie H. Klein Vice President